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                                                                    EXHIBIT 99.6

                                    GUARANTY

1. GUARANTY: To induce the Agent and the Lenders (as those terms are defined in the Term Loan Agreement (as defined in Section 2) and which for purposes hereof include their successors and assigns, whether or not affiliates), in their sole discretion, to make loans to Noble Energy Mediterranean Ltd., a company formed under the laws of the Cayman Islands (the "Borrower"), whether to the Borrower alone or to the Borrower and others, and because Noble Energy, Inc., a Delaware corporation (the "Guarantor"), has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Agent and the Lender the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of all Obligations of the Borrower now or hereafter existing under the Term Loan Agreement, whether for principal, interest, fees, expenses or otherwise (including, without limitation, all renewals, extensions agreed to in writing by the Guarantor, and modifications thereof, as well as all interest, fees and other monetary obligations incurred or accrued by the Agent or any Lender during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding of the Borrower or the Guarantor, regardless of whether allowed or allowable in such proceeding). The Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees (including reasonable allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Agent or any Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower or the Guarantor for all or any part of the Obligations (such costs and expenses, together with the Obligations, collectively the "Guaranteed Debt"). The Guarantor further agrees that the Guaranteed Debt may not be extended or renewed in whole or in part without a prior written approval of the Guarantor in which the Guarantor agrees to remain bound upon its guarantee for the period of any such extension or renewal.

2. DEFINITIONS: Capitalized terms used but not defined herein shall, unless the context otherwise requires, have the respective meanings given to them in that certain Term Loan Agreement dated as of February 4, 2004, by and among the Borrower, The Royal Bank of Scotland Finance (Ireland), as administrative agent, and the lenders party thereto, as amended, supplemented or restated from time to time (the "Term Loan Agreement").

3. NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require the Lender to sue the Borrower, any other guarantor, or any other person obligated for all or any part of the Guaranteed Debt, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Debt.

4. NO DISCHARGE OR DIMINISHMENT OF GUARANTY: Except as otherwise provided herein and to the extent provided herein, the obligations of the Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Debt), including: any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Debt by operation of law or otherwise; any

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change in the corporate existence, structure or ownership of the Borrower or any other guarantor of or other person liable for any of the Guaranteed Debt, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of or other person liable for any of the Guaranteed Debt, or their assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of or other person liable for any of the Guaranteed Debt; or the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, any other guarantor of the Guaranteed Debt, the Agent or any Lender, or any other person, whether in connection herewith or in any unrelated transactions. The obligations of the Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Debt or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by Borrower or any other guarantor of or other person liable for any of the Guaranteed Debt of the Guaranteed Debt or any part thereof. Further, the obligations of the Guarantor hereunder are not discharged or impaired or otherwise affected by: the failure of the Agent or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Debt; any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Debt; any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the
Borrower for all or any part of the Guaranteed Debt or any obligations of any other guarantor of or other person liable for any of the Guaranteed Debt, or any action or failure to act by Agent or any Lender with respect to any collateral securing any part of the Guaranteed Debt; any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Debt, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Debt).

5. DEFENSES WAIVED: To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of all or any part of the Guaranteed Debt from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of the Guaranteed Debt. Without limiting the generality of the foregoing, the Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against the Borrower, any other guarantor of any of the Guaranteed Debt, or any other Person. The Lender may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Debt, compromise or adjust any part of the Guaranteed Debt, make any other accommodation with the Borrower, any other guarantor or any other person liable on any part of the Guaranteed Debt or exercise any other right or remedy available to it against the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt, without affecting or impairing in any way the liability of the Guarantor under this Guaranty except to the extent the Guaranteed Debt has been fully and indefeasibly paid in cash. To the fullest extent permitted by

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applicable law, the Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt, as the case may be, or any security.

6. RIGHTS OF SUBROGATION: The Guarantor will not assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against the Borrower, any person liable on the Guaranteed Debt, or any collateral, until the Borrower and the Guarantor have fully performed all their obligations to the Agent and each Lender.

7. REINSTATEMENT; STAY OF ACCELERATION: If at any time any payment of any portion of the Guaranteed Debt is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, the Guarantor's obligations under this Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agent or any Lender is in possession of this Guaranty. If acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Debt shall nonetheless be payable by the Guarantor forthwith on demand by the Agent or any Lender.

8. INFORMATION: The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Debt and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Agent and the Lenders do not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

9. TERMINATION: The Agent and each Lender may continue to make loans or extend credit to the Borrower based on this Guaranty until five days after it receives written notice of termination from the Guarantor. Notwithstanding receipt of any such notice, the Guarantor will continue to be liable to the Agent and each Lender for any Guaranteed Debt created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Debt.

10. TAXES: All payments of the Guaranteed Debt will be made by the Guarantor free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, duties, charges, deductions or withholdings of whatever nature imposed by any governmental authority with respect to such payments, and any and all liabilities with respect to the foregoing, but excluding franchise taxes, income taxes and related taxes imposed on overall net income or net profit of the Lender by the United States of America or any other the jurisdiction in which the Lender's applicable Lending Installation is located (collectively,

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"Taxes"). If the Guarantor is required by law to deduct any Taxes from or in respect of any sum payable to the Agent or any Lender under this Guaranty, (a) the sum payable must be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) such Person receives an amount equal to the sum it would have received had no such deductions been made, (b) the Guarantor must then make such deductions, and must pay the full amount deducted to the relevant authority in accordance with applicable law, and (c) the Guarantor must furnish to the Lender within 45 days after their due date certified copies of all official receipts evidencing payment thereof.

If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the Agent and the respective Lenders, the required receipts or other required documentary evidence, the Guarantor shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender or the Agent as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Guarantor.

11. SEVERABILITY: The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Agent or any Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. This Section with respect to the maximum liability of the Guarantor is intended solely to preserve the rights of the Agent and the Lenders to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such maximum liability, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law.

12. REPRESENTATIONS BY GUARANTOR: The Guarantor represents that:

(a) Organization, etc. The Guarantor and each of its Restricted Subsidiaries is a corporation, partnership, limited partnership or limited liability company, as the case may be, validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Guarantor is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Guaranty and each other Loan Document to which it is a party and to conduct its business substantially as currently conducted by it (except where the failure to be so qualified to do business or be in good

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standing or to hold any such licenses, permits and other approvals will not have a Material Adverse Effect).

(b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Guarantor's Organic Documents; (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Guarantor; or (iii) result in, or require the creation or imposition of, any Lien on any of the Guarantor's properties.

(c) Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Guarantor of this Guaranty, except as have been obtained. Neither the Guarantor, the Borrower nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(d) Validity, etc. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms except as
(i) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(e) Financial Information. The balance sheets of the Guarantor and each of its consolidated Subsidiaries as at September 30, 2003 and the related statements of earnings and cash flow, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

(f) No Material Adverse Change. As of the Effective Date, since the date of the financial statements described in clause (e), there has been no material adverse change in the financial condition, operations, assets, business or properties of the Guarantor and its Restricted Subsidiaries (on a consolidated basis).

(g) Accuracy of Information. No certificate, statement or other information delivered herewith or hereto by or on behalf of the Borrower or the Guarantor, as the case may be, in writing to the Agent or any Lender in connection with the negotiation of this Guaranty or in connection with any transaction contemplated hereby contains any untrue statement of a fact or omits to state any fact known to the Guarantor or Borrower or its Subsidiaries, as the case may be, necessary to make the statements contained herein or therein not misleading as of the date

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made or deemed made, except to the extent that any untrue statement or omission could not reasonably be expected to have a Material Adverse Effect.

(h) Solvency. After giving effect to any Loans under the Term Loan Agreement and this Guaranty, the Guarantor is Solvent. As used herein, "Solvent" means, with respect to a Person at any time, a condition under which (a) the fair saleable value of such Person's assets is, on the date of determination, greater than the total amount of such Person's liabilities (including contingent and unliquidated liabilities) at such time; (b) such Person is able to pay all of its liabilities as such liabilities mature; and (c) such Person does not have unreasonably small capital with which to conduct its business. For purposes of this definition (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

13. AFFIRMATIVE COVENANTS OF THE GUARANTOR: The Guarantor agrees with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Guarantor will perform the obligations set forth as follows:

(a) Financial Information, Reports, Notices, etc. The Guarantor will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

      (i) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Guarantor, consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Guarantor and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Guarantor as having been prepared in accordance with GAAP;

      (ii) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Guarantor, a copy of the annual audit report for such Fiscal Year for the Guarantor and its Subsidiaries, including therein consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Guarantor and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) as having been prepared in accordance with GAAP in a manner acceptable to the Agent and the Required Lenders by independent public accountants of recognized national standing;

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      (iii)as soon as available and in any at the time of each delivery of financial reports under subsections (i) and (ii) of this Section 13(a), a certificate, executed by the chief financial Authorized Officer of the Guarantor, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section 13(d);

      (iv) promptly, and in any event within three Business Days after an Authorized Officer of the Guarantor or any of its Subsidiaries becomes aware of the existence of the occurrence of each Default, a statement of the chief executive officer or the chief financial Authorized Officer of the Guarantor setting forth details of such Default and the action which the Guarantor has taken and proposes to take with respect thereto;

      (v) promptly, and in any event within three Business Days after an Authorized Officer of the Guarantor or any of its Subsidiaries becomes aware of (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section
      6.7 of the Term Loan Agreement which would have or reasonably be expected to have a Material Adverse Effect, or (y) the commencement of any material labor controversy, litigation, action, proceeding of the type described in
      Section 6.7 of the Term Loan Agreement which would have or reasonably be expected to have a Material Adverse Effect, notice thereof and copies of all documentation relating thereto requested by the Agent or any Lender;

      (vi) promptly after the sending or filing thereof, copies of all reports and registration statements which the Guarantor or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

      (vii)immediately upon becoming aware of the institution of any steps by the Guarantor or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Guarantor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Guarantor of any liability, fine or penalty, or any increase in the contingent liability of the Guarantor with respect to any post-retirement Welfare Plan benefit which would have or could reasonably be expected to have a Material Adverse Effect, notice thereof and copies of all documentation relating thereto; and

      (viii) such other information respecting the condition or operations, financial or otherwise, of the Guarantor, the Borrower or any of their respective Subsidiaries as any Lender through the Agent may from time to time reasonably request.

(b) Financial Covenants. The Guarantor will not:

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      (i) EBITDAX to Total Interest Expense. Permit the ratio of its EBITDAX to
      Total Interest Expense for any consecutive period of four fiscal quarters ending on the last day of a fiscal quarter to be less than 4.0:1.0.

      (ii) Total Debt to Capitalization. Permit its Total Debt to Capitalization Ratio, expressed as a percentage, to exceed 60% at any time.

      (iii)Minimum Total Asset Value. Permit the Total Asset Value of its Restricted Subsidiaries to be less than $800,000,000 at any time.

14. LENDING INSTALLATIONS; SETOFF: The Guaranteed Debt may be booked at any office, branch, subsidiary or affiliate of a Lender, as selected by such Lender (each a "Lending Installation"). All terms of this Guaranty apply to and may be enforced by or on behalf of any Lending Installation. Without limiting the rights of any Lender under applicable law, if either (i) the Guaranteed Debt is then due, whether pursuant to any agreement evidencing the Guaranteed Debt or otherwise, or (ii) the Guarantor not Solvent (as defined in Section 12(o)) (whether or not all or any part of the Guaranteed Debt is then due), then the Guarantor authorizes each Lender to apply any sums standing to the credit of the Guarantor with such Lender or any of its Lending Installations toward the payment of the Guaranteed Debt by the Guarantor under this Guaranty.

15. NOTICES: All notices, requests and other communications to any party under this Guaranty must be in writing (including bank wire, facsimile transmission or similar writing) and must be given to that party, in the case of the Guarantor, at its address or facsimile number set forth on the signature page hereof and, in the case of the Agent or any Lender, at its Head Office or as otherwise as specified in a notice by one party to the other. Each notice, request or other communication is effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified below and confirmation of receipt is received, (ii) if given by mail, 72 hours after the communication is deposited in the mails with first class postage prepaid, addressed as specified above, or (iii) if given by any other means, when delivered at the address specified above.

16. MISCELLANEOUS: No provision of this Guaranty may be amended, supplemented or modified, or any of its terms and provisions waived, except by a written instrument executed by the Agent and the Guarantor. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right under this Guaranty waives that right; nor does any single or partial exercise of any right under this Guaranty preclude any other or further exercise of that or any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law. This Guaranty binds the Guarantor and its successors and assigns, and benefits the Agent and the Lenders and their successors and assigns; provided, however, that the Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of the Agent and all Lenders. The use of headings does not limit the provisions of this Guaranty.

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17. GOVERNING LAW: THIS GUARANTY IS TO BE CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

18. FORUM CONSENT AND CONSENT TO JURISDICTION: ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE TERM LOAN AGREEMENT.

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                                           GUARANTOR:

Dated: February 4, 2004                    NOBLE ENERGY, INC.

Address for Notices:

                                           By: /S/ James L. McElvany
                                               --------------------------------
Noble Energy, Inc.                         Name: James L. McElvany
350 Glenborough, Suite 100                 Title: Sr. VP, CFO and Treasurer
Houston, TX  77067
Attention: James L. McElvany
Telephone No.: (281) 872-3100
Facsimile No.: (281) 872-3111

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